EXHIBIT 99.1

NEWS RELEASE

For Release on September 19, 2012	Contact: Frank D. Romejko
4:00 PM (ET) (925) 302-1014	Vice President of Finance / Chief Financial Officer (Acting)

Giga-tronics Reports Amendment to EX-IM Loan Agreement
Revolving Line Maturity Date Extended to October 15, 2012

San Ramon, CA – September 19, 2012 – Silicon Valley Bank has agreed to provide a short extension of the maturity date of the existing facility from its current maturity of September 15, 2012, to October 15, 2012 while the parties seek to agree on terms for a new facility.